                                                               Exhibit 10.mm
                                                               -------------

                    DESCRIPTION OF PACIFIC TELESIS GROUP
             GROUP PERSONAL UMBRELLA LIABILITY INSURANCE PROGRAM


Coverage:      Group Personal Umbrella Liability

Insured:       All members of insured groups as stated on the policy,
               1) All  Telesis Executive Management Group  ("TEMG") members,
               2) All Board of Directors, 3) All Non-Officer Business Unit Heads and 4) All other groups as stated in the policy.

Limits:        $5,000,000     Per occurrence, excess of Required
                              Underlying  Limits  of  Automobile   &  UM/UIM
                              $250,000/$500,000  BI & $50,000 PD or $300,000
                              CSL  per  occurrence.   Homeowners, watercraft
                              and    Employers   Liability    $100,000   per
                              occurrence.

Additional
Limits:        $5,000,000     Per occurrence.  Each member, at their option,
               excess of      may purchase an additional $5,000,000 of
               $5,000,000     coverage in excess of the primary umbrella
                              policy making their total umbrella l i m i t s
                              $10,000,000.

Deductibles:   None, but      Coverage applies excess of Required
               Required       Underlying Limits or $35,000 Retained
               Underlying     Limit if there is no Required Underlying
               Limits or      Limit.
               Retained
               Limit
               applies

Description:   The program provides liability limits for all members of the groups  insured in excess of what is provided by the member's
               basic  homeowner's  and  automobile   policies.    The  Group
               Personal  Umbrella  Program  provides  additional  limits  of coverage for liability arising  out of member's homes, rental properties,  personal  activities, personal  injury exposures
               resulting  from  non-profit  directorship   and  officership,
               automobiles,  watercraft  and recreational  vehicles.   (Some
               items are subject to specified limitations.)

Exclusions:    Exclusions include:  Intentionally caused injuries, aircraft,
               some  watercraft,   damage  caused   by  cars  or   boats  in
               prearranged   races,   providing   or   failure   to  provide
               professional services, business activities, transmission of communicable diseases, property damage to owned property.
               Refer to policy for complete list of exclusions





                                       1